CareView Communications Inc. – 8-K

Exhibit 10.2

NON-QUALIFIED STOCK OPTION

PURSUANT TO THE

CAREVIEW COMMUNICATIONS, INC.

2016 STOCK INCENTIVE PLAN

CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), hereby grants to ________________________ (“Optionee”) a Non-Qualified Stock Option (the “Option”) to purchase ___________________ shares of common stock, $0.001 par value (the “Shares”) of the Company at the purchase price of $_____ per share (the “Purchase Price”), in accordance with and subject to the terms and conditions of the CareView Communications, Inc. 2016 Stock Incentive Plan (the “Plan”). This Option is exercisable in whole or in part, upon payment of the Purchase Price, in cash, cancellation of fees, or other form of payment acceptable to the Company, at the principal office of the Company.

Unless otherwise set forth in a separate written agreement, in the event that Optionee’s employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to the death, disability, or voluntary or involuntary cessation or termination, this Option shall terminate with respect to any portion of this Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause (as that term is defined in the applicable consulting employment or fee agreement), this Option shall immediately terminate in full with respect to any unexercised options, and any vested but unexercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate written agreement, vested options must be exercised within ninety (90) days after the date of termination (other than for cause), unless earlier expired pursuant to the Expiration Date set forth below.

Subject to the preceding paragraph, this Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than December 6, 2026 (the “Expiration Date”) by (i) notice in writing, signed by Optionee (the “Notice”); and (ii) payment of the Purchase Price pursuant to the terms of this Option and the Plan. Any portion of this Option that is not exercised on or before the Expiration Date shall lapse. The Notice must refer to this Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the Notice is received by the Company.

This Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received the Notice of such exercise. If the payment is not received within two business days after the date the Notice is received, the Company may deem the Notice invalid.

If Optionee fails to exercise this Option in accordance with the terms hereof, then this Option shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Option.

This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The validity, construction and enforceability of this Option shall be construed under and governed by the laws of the State of Texas, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the State of Texas.

The shares of common stock issuable upon exercise of the Option (the “Underlying Shares”) may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

The Option is granted on ________________ by action of the Company’s Board of Directors.

CAREVIEW COMMUNICATIONS, INC.

By:  ________________________________________________

OPTIONEE:

____________________________________________________

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GRANT OF OPTION

PURSUANT TO THE

CAREVIEW COMMUNICATIONS, INC.

2016 STOCK INCENTIVE PLAN

OPTIONEE:

OPTIONS GRANTED:

PURCHASE PRICE:

DATE OF GRANT:

EXERCISE PERIOD:

VESTING SCHEDULE OF OPTION:

SHARES	DATE VESTED*

EXERCISED TO DATE: INCLUDING THIS EXERCISE:  ________________________________________

BALANCE TO BE EXERCISED:  __________________________________

*assuming continued employment, etc.

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NOTICE OF EXERCISE

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO: CAREVIEW COMMUNICATIONS, INC. (“Optionor”)

The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _________ shares of the Common Stock of CareView Communications, Inc., and herewith makes payment of __________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address listed below, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Notice of Exercise of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the CareView Communications, Inc. 2016 Stock Incentive Plan, be delivered to Optionor when and as appropriate.

Dated:
Optionee

Street Address

City, State, Zip

Telephone

Social Security Number

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